SUPPLEMENT DATED FEBRUARY 8, 2012 TO THE PROSPECTUS OF
MARKET VECTORS ETF TRUST
Dated September 1, 2011

This Supplement updates certain information contained in the above-dated Prospectus for Market Vectors ETF Trust (the “Trust”) regarding the Market Vectors Pre-Refunded Municipal Index ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.vaneck.com

The second sentence of the first paragraph of the section of the Prospectus titled “Summary Information—Market Vectors Pre-Refunded Municipal Index ETF—Principal Investment Strategies” is hereby deleted and replaced with the following:

The Fund’s benchmark is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated tax-exempt bond market.

Please retain this supplement for future reference.